EXHIBIT 99.1

               INFORMATION RELATED TO FORWARD LOOKING STATEMENTS

     THIS PRESENTATION INCLUDES FORWARD-LOOKING STATEMENTS, WHICH ARE SUBJECT TO RISKS AND UNCERTAINTIES. THE WORDS "BELIEVE," "EXPECT," "ANTICIPATE," "OPTIMISTIC," "INTEND," "PLAN," "AIM," "WILL," "MAY," "SHOULD," "COULD," "WOULD," "LIKELY," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE COMPANY'S ABILITY TO GENERATE SUFFICIENT NET INCOME TO ACHIEVE A RETURN ON EQUITY ON A GAAP BASIS OF 28 PERCENT TO 30 PERCENT; THE COMPANY'S ABILITY TO GROW ITS BUSINESS AND MEET OR EXCEED ITS RETURN ON SHAREHOLDERS' EQUITY TARGET BY REINVESTING APPROXIMATELY 35 PERCENT OF ANNUALLY-GENERATED CAPITAL, AND RETURNING APPROXIMA TELY 65 PERCENT OF SUCH CAPITAL TO SHAREHOLDERS, OVER TIME, WHICH WILL DEPEND ON THE COMPANY'S ABILITY TO MANAGE ITS CAPITAL NEEDS AND THE EFFECT OF BUSINESS MIX, ACQUISITIONS AND RATING AGENCY REQUIREMENTS; CONSUMER AND BUSINESS SPENDING ON THE COMPANY'S CREDIT AND CHARGE CARD PRODUCTS AND TRAVELERS CHEQUES AND OTHER PREPAID PRODUCTS AND GROWTH IN CARD LENDING BALANCES, WHICH DEPEND IN PART ON THE ABILITY TO ISSUE NEW AND ENHANCED CARD AND PREPAID PRODUCTS, SERVICES AND REWARDS PROGRAMS, AND INCREASE REVENUES FROM SUCH PRODUCTS, ATTRACT NEW CARDMEMBERS, REDUCE CARDMEMBER ATTRITION, CAPTURE A GREATER SHARE OF EXISTING CARDMEMBERS' SPENDING, SUSTAIN PREMIUM DISCOUNT RATES ON ITS CARD PRODUCTS IN LIGHT OF REGULATORY AND MARKET PRESSURES, INCREASE MERCHANT COVERAGE, RETAIN CARDMEMBERS AFTER LOW INTRODUCTORY LENDING RATES HAVE EXPIRED, AND EXPAND THE GLOBAL NETWORK SERVICES BUSINESS; THE COMPANY'S ABILITY TO INTRODUCE NEW PRODUCTS, REWARD PROGRAM ENHANCEMENTS AND SERVICE ENHANCEMENTS ON A TIMELY BASIS DURING 200 6; THE SUCCESS OF THE GLOBAL NETWORK SERVICES BUSINESS IN PARTNERING WITH BANKS IN THE UNITED STATES, WHICH WILL DEPEND IN PART ON THE EXTENT TO WHICH SUCH BUSINESS FURTHER ENHANCES THE COMPANY'S BRAND, ALLOWS THE COMPANY TO LEVERAGE ITS SIGNIFICANT PROCESSING SCALE, EXPANDS MERCHANT COVERAGE OF THE NETWORK, PROVIDES GLOBAL NETWORK SERVICES' BANK PARTNERS IN THE UNITED STATES THE BENEFITS OF GREATER CARDMEMBER LOYALTY AND HIGHER SPEND PER CUSTOMER, AND MERCHANT BENEFITS SUCH AS GREATER TRANSACTION VOLUME AND ADDITIONAL HIGHER SPENDING CUSTOMERS; THE CONTINUATION OF FAVORABLE TRENDS, INCLUDING INCREASED TRAVEL AND ENTERTAINMENT SPENDING, AND THE OVERALL LEVEL OF CONSUMER CONFIDENCE; THE COSTS AND INTEGRATION OF ACQUISITIONS; THE SUCCESS, TIMELINESS AND FINANCIAL IMPACT (INCLUDING COSTS, COST SAVINGS AND OTHER BENEFITS INCLUDING INCREASED REVENUES), AND BENEFICIAL EFFECT ON THE COMPANY'S OPERATING EXPENSE TO REVENUE RATIO, BOTH IN THE SHORT-TERM AND OVER TIME, OF REENGINEERING INITIATIVES BEING IMPLEMENTED OR CONSIDERED BY THE COMPANY, INCLUDING COST MANAGEMENT, STRUCTURAL AND STRATEGIC MEASURES SUCH AS VENDOR, PROCESS, FACILITIES AND OPERATIONS CONSOLIDATION, OUTSOURCING (INCLUDING, AMONG OTHERS, TECHNOLOGIES OPERATIONS), RELOCATING CERTAIN FUNCTIONS TO LOWER-COST OVERSEAS LOCATIONS, MOVING INTERNAL AND EXTERNAL FUNCTIONS TO THE INTERNET TO SAVE COSTS, AND PLANNED STAFF REDUCTIONS RELATING TO CERTAIN OF SUCH REENGINEERING ACTIONS; THE COMPANY'S ABILITY TO REINVEST THE BENEFITS ARISING FROM SUCH REENGINEERING ACTIONS IN ITS BUSINESSES; THE ABILITY TO CONTROL AND MANAGE OPERATING, INFRASTRUCTURE, ADVERTISING AND PROMOTION EXPENSES AS BUSINESS EXPANDS OR CHANGES, INCLUDING THE ABILITY TO ACCURATELY ESTIMATE THE PROVISION FOR THE COST OF THE MEMBERSHIP REWARDS PROGRAM; THE COMPANY'S ABILITY TO MANAGE CREDIT RISK RELATED TO CONSUMER DEBT, BUSINESS LOANS, MERCHANT BANKRUPTCIES AND OTHER CREDIT TRENDS AND THE RATE OF BANKRUPTCIES, WHICH CAN AFFECT SPENDING ON CARD PRODUCTS, DEBT PAYMENTS BY INDIVIDUAL AND CORPORATE CUS TOMERS AND BUSINESSES THAT ACCEPT THE COMPANY'S CARD PRODUCTS AND RETURNS ON THE COMPANY'S INVESTMENT PORTFOLIOS; BANKRUPTCIES, RESTRUCTURINGS OR SIMILAR EVENTS AFFECTING THE AIRLINE OR ANY OTHER INDUSTRY REPRESENTING A SIGNIFICANT PORTION OF THE COMPANY'S BILLED BUSINESS, INCLUDING ANY POTENTIAL NEGATIVE EFFECT ON PARTICULAR CARD PRODUCTS AND SERVICES AND BILLED BUSINESS GENERALLY THAT COULD RESULT FROM THE ACTUAL OR PERCEIVED WEAKNESS OF KEY BUSINESS PARTNERS IN SUCH INDUSTRIES; THE TRIGGERING OF OBLIGATIONS TO MAKE PAYMENTS TO CERTAIN CO-BRAND PARTNERS, MERCHANTS, VENDORS AND CUSTOMERS UNDER CONTRACTUAL ARRANGEMENTS WITH SUCH PARTIES UNDER CERTAIN CIRCUMSTANCES; A DOWNTURN IN THE COMPANY'S BUSINESSES AND/OR NEGATIVE CHANGES IN THE COMPANY'S AND ITS SUBSIDIARIES' CREDIT RATINGS, WHICH COULD RESULT IN CONTINGENT PAYMENTS UNDER CONTRACTS, DECREASED LIQUIDITY AND HIGHER BORROWING COSTS; RISKS ASSOCIATED WITH THE COMPANY'S AGREEMENTS WITH DELTA AIR LINES TO PREPAY $300 MILLION FOR THE FUTURE PURCHASES OF DELTA SKYMILES REWARDS POINTS; FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES;

FLUCTUATIONS IN INTEREST RATES, WHICH IMPACT THE COMPANY'S BORROWING COSTS AND RETURN ON LENDING PRODUCTS; ACCURACY OF ESTIMATES FOR THE FAIR VALUE OF THE ASSETS IN THE COMPANY'S INVESTMENT PORTFOLIO AND, IN PARTICULAR, THOSE INVESTMENTS THAT ARE NOT READILY MARKETABLE, INCLUDING THE VALUATION OF THE INTEREST-ONLY STRIP RELATING TO THE COMPANY'S LENDING SECURITIZATIONS; THE POTENTIAL NEGATIVE EFFECT ON THE COMPANY'S BUSINESSES AND INFRASTRUCTURE, INCLUDING INFORMATION TECHNOLOGY, OF TERRORIST ATTACKS, DISASTERS OR OTHER CATASTROPHIC EVENTS IN THE FUTURE; POLITICAL OR ECONOMIC INSTABILITY IN CERTAIN REGIONS OR COUNTRIES, WHICH COULD AFFECT LENDING AND OTHER COMMERCIAL ACTIVITIES, AMONG OTHER BUSINESSES, OR RESTRICTIONS ON CONVERTIBILITY OF CERTAIN CURRENCIES; CHANGES IN LAWS OR GOVERNMENT REGULATIONS; OUTCOMES AND COSTS ASSOCIATED WITH LITIGATION AND COMPLIANCE AND REGULATORY MATTERS; AND COMPETITIVE PRESSURES IN ALL OF THE COMPANY'S M AJOR BUSINESSES. A FURTHER DESCRIPTION OF THESE AND OTHER RISKS AND UNCERTAINTIES CAN BE FOUND IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, AND ITS OTHER REPORTS FILED WITH THE SEC.



--------------------------------------------------------------------------------
            LEHMAN BROTHERS 2006 FINANCIAL SERVICES CONFERENCE
                          GARY CRITTENDEN REMARKS

                            September 14, 2006
--------------------------------------------------------------------------------

Talking points prepared for a presentation at the Lehman Brothers 2006 Financial Services Conference by Executive Vice President and Chief Financial Officer
Gary Crittenden on September 14, 2006.

[FOR SLIDES ACCOMPANYING THIS PRESENTATION, PLEASE REFER TO THE AMERICAN EXPRESS COMPANY WEB SITE]


o  Thank you Bruce and thank you all for joining us this morning.

o  In the next twenty minutes or so, I'd like to take you through:
   -  A brief overview of our performance to date this year;
   - A discussion of the economic benefits of our spend-centric model and specifically how they differ from our peers' lend-centric economics;
   - A look at the key drivers and trends within the expense side of our P&L and
   - Highlights of some of the opportunities we have at hand to invest in our spend-centric model and some of the specific initiatives we're focusing on to pursue these opportunities.

o With regard to our recent financial performance, our business has demonstrated very strong momentum over the past few years. We have consistently met or exceeded our on average and over time financial targets, which include revenue growth of 8%, EPS growth of 12-15% and ROE of 28-30%.

o And, in particular, on a year-to-date basis, we have exceeded all of our targets, achieving revenue growth of 13%, EPS growth of 17% and a pro-forma ROE of 33%.*

o Consistent strong performance in our key business metrics has not only driven our ability to meet or exceed our financial targets, but also has driven the overall growth of our business and, importantly, our growth in share.

o Specifically, through the first half of 2006, our performance included 16% growth in billed business, an 11% growth in cards in force, 16% growth in cardmember loans**--with continued best in class credit performance--and an 8% increase in average basic cardmember spending.

o Notably, our strong year-to-date growth rates in many of these critical organic metrics were achieved despite difficult grow-over comparisons.

---------------
* Pro forma return on equity (ROE) is determined on a trailing 12-month basis using income from continuing operations (which excludes discontinued operations) over average month-end shareholders' equity for the period from 9/30/05 through 6/30/06. ROE on a trailing 12-month basis using reported net income over average total shareholders' equity (including discontinued operations) was 30%.

** On a GAAP basis, cardmember loans were up 29% as of June 30, 2006 as compared to June 30, 2005.

o Furthermore, returns since 1995 point to the business' ability to deliver against our ROE target which, given the stronger return profile of the payments business, we increased to 28-30% subsequent to the spin-off of Ameriprise last September.

o Our strong historical performance has also allowed us to return a high level of capital back to our shareholders.

o We continue to be committed to our on average and over time payout target of 65% and, on a cumulative basis, since the inception of our buyback program in 1994, we've returned 68% of capital generated.

o Year to year variances--as evidenced in the chart above--will continue though, depending on the impact of specific events.

o And, finally, as you know, we recently increased our pool of shares authorized for repurchase by 200 million shares. Share repurchase activity, in addition to the dividend, will continue to be the two levers we use to return capital to shareholders.

o I'd now like to spend some time discussing the economic benefits of our spend-centric model, which has been critical to our growth and performance and is the core element of our growth strategy and the foundation for all of our tactics and plans around the globe.

o  The components of this model are fairly simple:
   -  Acquire and maintain an attractive customer base;
   - Generate high levels of transacting and spending from that base in order to merit premium economics from merchants; and
   - Continually reinvest these economics back into premium value for customers and prospects.

o Conversely, the lend-centric model--or the way most of our peers and competitors think about their businesses--relies upon achieving spread revenue versus discount revenue from customers transacting and spending.

o As a result, our competitors' view of the world historically has been that customers who revolve balances are more profitable, despite lower average levels of spending, while transactors are less profitable, given that they don't deliver high levels of spread revenue.

o Let me review both the income statement and balance sheet impacts of the spend-centric model versus the lend-centric model, which should highlight the overall economic advantages of focusing on driving spend.

o On the income statement side, we see an advantage in the spend-centric model when it comes to profitability. Our higher spend, premium discount rate and higher level of card fees give us an overall revenue advantage.

o While our proportion of spread revenues and back end fees are clearly not as high as our competitors, our funding costs are also proportionately lower given the higher velocity--or spend per dollar of our receivables.

o On the expense side of the ledger, our cost to acquire a card and the ongoing support of our product value propositions are both relatively higher, as you would expect.

o This is partially offset, however, by lower proportionate provision and interest costs given the pay in full nature of our charge products.

o Net, net, our overall profit per account is greater than our lend-based peers.

o While it is difficult in some cases to determine the standalone ROE of the card segments of individual competitors, the combination of our higher profitability and the lower capital required to support our business, we believe, results in our return on equity being significantly higher than that of our lend-based competitors.

o In aggregate we believe the returns of our spend-centric model are significantly higher than a lend-based portfolio.

o Our higher ROE reflects the fact that our spend-centric model generates higher spend velocity. Spend velocity is the ratio of card volumes to receivable balances, and is an indicator of capital utilization.

o As you can see, among major players we are the clear leader in this metric and in our worldwide charge and lending businesses we currently generate approximately 6 dollars of spend for every dollar of receivables.*

o This result is driven by our high-spending, proprietary card base, as well as by the acceleration of billings within our network business.

o As a result of this high level of spend, the growth of our card business requires far less capital than that of a lend-focused issuer.

o The ultimate benefactors of these economic advantages are clearly our shareholders, who are able to see a higher valuation of their investment.

o This scatter diagram graphs the quarterly valuation and return metrics of a broad set of financial services companies over a 12-year period.

o The strong correlation between ROE and valuation indicates that for every 1% lift in ROE, shareholders gain a 5% lift in investment value.

o Now I'd like to spend just a few minutes talking about the expense side of our growth equation. We have very effectively managed our expenses over time and, in fact, have been able to leverage our reengineering activities to drive down our overall costs as a percentage of revenues, despite substantially higher levels of investment.

o HR: Since our major restructuring in 2001, we've now stabilized this element of our margin, even in light of significantly higher health care costs and the expensing of stock options, which we began in 2003.

o Other OpEx: These expenses, which cover all operations costs other than salaries and benefits, continue to be the focus of a number of major reengineering actions. As we've worked to increase the efficiency of major expense lines such as lease costs, telecom and technology, we've been able to significantly improve our overall leverage and generate sustainable benefits to our margins.

o Interest: Despite strong volume growth in our lending business, we have proactively employed various strategies to maximize sustainability of our interest expense levels. For example, at various times we have put hedges in place to manage interest expense. In addition, we have shifted the proportion of fixed to variable pricing within our portfolio such that approximately 60% of our lending portfolio is on variable interest rates.

o Provision: The margin benefits from the provision line over the last few years have been significant due to a positive economic and credit environment. However, our internal risk management capabilities, in addition to the continued expansion of reward products within our cardmember base, have also allowed us to perform particularly well in this area. The improved sophistication of our risk management tools and the positive payment characteristics of a growing base of reward customers should provide sustainable provision benefits and position us to mitigate rising credit costs as a result of future environmental pressures.

o One area, though, where you have seen increased spending over the past few years is within our Marketing, Promotion, Rewards and Cardmember Services expenses. This investment spending has been critical for us and has had demonstrable results within the business. Rewards costs as a percent of revenue have increased, however they have proven to be an important business lever when it comes to generating growth. As we've discussed before, we believe the economic benefits we gain from having cardmembers on a reward product justify our cost.

o Furthermore, depending on the economic and competitive environment, we've been able to dial our discretionary M&P expenses up or down as we've seen fit, and have clearly seen the positive results in our metrics. We have worked to build flexibility and efficiency into our marketing spend overall and, as a result, even as the absolute dollar level of our Marketing & Promotion costs has doubled, these costs have generally remained in line with our growth in revenues and billed business. As the cumulative impact of our multi-year investment strategy takes hold, the self-reinforcing link between revenues and M&P should help to sustain our performance in the future.

-------------
*   Reflects spend velocity determined using managed receivables. Using
    GAAP receivables, during 2005 the Company generated 8.1 dollars of spend for every dollar of receivables.

o Finally, I'd like to spend a little time discussing some of the immediate growth opportunities at hand that both embody the spend-centric model and will enable us to drive growth and market share.

o Starting with our GNS business, we are optimistic about the growth potential that this business presents given the combination of our strong foundation established by the network of bank partnerships we've forged outside of the U.S. over the past 10 years, and the initial progress we've seen in signing and ramping-up partnerships with U.S. banks.

o The business has performed well over time, showing strong growth in billed business--specifically a five year CAGR of 20%--and strong growth in cards in force, or a five year CAGR of 25%.

o And more recently, we have seen additional momentum in these metrics, given very strong performance outside of the U.S.--with greater than 20% growth in bank partner billings in both the first and second quarters--and, of course, strong progress in the nascent U.S. partnerships, which drove the overall 28% growth in billed business on a YTD-basis and a significant 42% growth in cards in force during the second quarter of 2006, or 28% if you exclude the cards transferred into this segment due to the sale of our proprietary business in Brazil to Bradesco, now a GNS partner.

o Another area where we continue to see significant growth opportunities is our Small Business segment, particularly in the U.S.

o We generally define small businesses as businesses with less than $10MM in revenues, and fewer than 100 employees.

o AXP was one of the first entrants into this space and, as a result, has cultivated a leadership position among small businesses. In fact, The Nilson Report has estimated our share of U.S. spend at the end of 2005 to be approximately 50% of the segment, with the next largest competitor constituting only approximately 9% of the segment.

o While this may seem like complete market-penetration or a mature segment for us, we still see significant upside in the small business segment, given that it is less than 15% penetrated by plastic, and the U.S. market is estimated to be over $2 trillion, or almost two-thirds the size of the U.S. consumer market.

o As you can see, billed business growth has been strong within this segment, particularly during the last three years. We will continue to build on our progress in this space by focusing on further expanding merchant coverage to enhance our ability to take share away from cash and check spending by small businesses.

o We're interested in continuing to drive billed business, as well as our overall leadership position in the Small Business segment, given the economics in this business.

o Specifically, small business customers present an attractive average spend proposition.

o As depicted above, spend velocity for the Small Business segment, which is comprised of both charge and lending products, is higher than the velocity of the AXP business overall. This is a result of the high level of average spend per cardmember and the rapid turn on receivables in this business.

o Another area where we continue to see significant opportunity for growth is our Corporate Middle Market business, where we are differentiated through a superior economic model, unique value proposition and strong acquisition channels--areas where we plan to continue to focus our efforts.

o We generally define the global Corporate Middle Market as companies with $1MM to $1B in revenues and between 50 and 3,000 employees. We will also employ additional criteria, such as assessing a business' ownership structure, in order to distinguish our middle market targets from our small business customers and to reduce the risk of double counting in our market opportunity assessments.

o The $950 billion global Corporate Middle Market customer segment is currently less than 10% penetrated by plastic and therefore provides significant billed business upside as we target efforts to increase levels of plastic penetration and drive incremental middle market spend volume over our network.

o A key driver for increasing plastic penetration in the middle market is having an efficient and effective sales force in place to acquire customers.

o Given the high return on investment that incremental sales force members deliver, we have made substantial investments in this area in the past few years.

o In fact, since 2003, we have grown our middle market sales force by 28% on a compounded annual basis. In particular, we have focused growth in our international business, where we've increased the number of markets we operate in by over 50%, and have therefore increased our sales force by a compounded annual growth rate of 44%.

o Our sales force is unique in its scale, particularly in the U.S. business, and it is a dedicated sales force selling commercial cards exclusively to this segment.

o Going forward, we will continue to add sales resources in the U.S. and international in order to expand our share of this segment and convert more middle market spending to plastic.

o Our focus on the middle market segment is driven by the attractive spend characteristics of typical middle market customers. The middle market customer is a particularly attractive one for us as mid-sized firms typically put a greater portion of their business spending on the card - both T&E and non-T&E, such as telecom or office supplies. Employees at middle market companies generally have more discretion with regard to what purchases they can make with the card, compared to employees at larger firms that are more often bound by specific procurement systems. As a result, the U.S.
   middle market customer's average spend is significantly larger than AXP's overall average spend.

o Furthermore, the growth potential this segment provides is attractive as the economics of the middle market are strong: pre-tax income margins are among the highest in the Corporate Card business and the returns are among the highest in the broader AXP card portfolios.

o This is the result of the business' low capital requirements, our ability to charge annual card fees, which are typically waived for larger corporations, and a lower reliance on incentive fees in this segment versus the large market segment.

o Overall, these economics are captured in the segment spend velocity metric--or the ratio of billed business to average receivables. As depicted above, spend velocity for the U.S. middle market business is more than one and a half times the velocity of the AXP business overall. This is a result of the high level of average spend per cardmember and the rapid turn on receivables in this charge-oriented business.

o To conclude, overall we are very optimistic about our future growth prospects for several reasons:

   - Organic growth is strong both on an absolute and comparative basis and we are confident in our ability to effectively manage the levers that drive this top line growth and manage our operating expenses in a manner that maximizes our ability to invest in growth.

   - The economics of our spend-centric model position us to generate strong financial performance as well as drive share growth. We will continue to focus on growth opportunities that embody the spend-centric model, including some of the expanded opportunities we discussed such GNS and the Middle Market and Small Business segments.

   - Finally, overall, our focus in pursuit of this growth--whether organic or expanded, will continue to be guided by our stated objective of meeting or exceeding our on average and over time financial performance targets, with the goal of maximizing shareholder value and the return of capital to shareholders.

   - I will now be happy to take your questions.

QUESTION AND ANSWER